Debt	4 Months Ended
Sep. 30, 2018
Successor [Member]
Debt

9.	Debt

Short-term debt

The Company’s short-term debt obligations consist of the following (in thousands):

	Successor (NESR) September 30, 2018	Predecessor (NPS) December 31, 2017

Hana Loan	$50,000	$-
Less: unamortized Hana loan origination fee	(385)	-
Less: fair value deriviative liability in Hana loan	(509)	-
Other short term borrowings	22,834	8,773
Short-term debt, net unamortized origination fee and excluding current installments	$71,940	$8,773

Other short-term borrowings consist of financings for capital equipment purchases, factoring of invoices and letters of credit.

Hana Loan agreement

In connection with the Business Combination, on June 5, 2018, NESR entered into the Hana Loan with Hana Investments pursuant to which NESR borrowed $50.0 million on an unsecured basis. The Hana Loan matures on December 17, 2018 and can be prepaid at any time in cash or NESR ordinary shares at a conversion rate of $11.244 per share, at the election of the lender after NESR delivers five business days’ notice of its intent to repay the Hana Loan. The Hana Loan is interest bearing and will accrue interest at the greater of (i) an amount equal to $4.0 million or prorated if the loan is prepaid; and (ii) at a rate per annum equal to one-month Intercontinental Exchange LIBOR, adjusted monthly on the first day of each calendar month, plus a margin of 2.25% payable on maturity or prepaid. The interest is payable in NESR ordinary shares or cash at the election of the lender. The loan was subject to an origination fee of $0.6 million payable in NESR ordinary shares at $11.244 per share, which resulted in the issuance of 53,362 shares at closing of the Business Combination. In addition, Hana Investments has the right to convert the principal of the Hana Loan into NESR ordinary shares on or prior to maturity at a conversion rate of $11.244 per share. If as a result of exercising any conversion rights in the Hana Loan, Hana Investments’ total shareownership equals or exceeds 20% of the then outstanding NESR shares, then the conversion of any amount into NESR ordinary shares will be contingent upon NESR receiving any required shareholder approval for such issuance of NESR ordinary shares under applicable NASDAQ rules.

Embedded derivative in Hana Loan

The conversion feature in the Hana Loan qualifies as an embedded derivative under ASC Topic 815 Derivatives and Hedging and was bifurcated at inception from the Hana Loan. The Company estimates the fair value of this embedded conversion feature using the Goldman Sachs convertible note model and the Black Derman Toy model with the following assumptions:

	For the period ended September 30, 2018	For the period ended June 30, 2018
Annual Dividend yield	0.0%	0.0%
Expected life (years)	0.20	0.46
Risk-free interest rate	2.1%	2.1%
Expected volatility	46.7%	46.7%

The following table presents the changes in fair value of the embedded conversion feature measured at fair value on a recurring basis for the period ended September 30, 2018 (in thousands):

Balance June 30, 2018	$480
Change in fair value	29
Balance as of September 30, 2018	$509

The fair value has been recorded as a liability. Accordingly, the change in fair value is recorded in the statement of operations as other income or other expense. Upon conversion or exercise of a derivative instrument, the instrument is marked to fair value at the conversion date and then that fair value will be reclassified to equity.

Long-term debt

The Company’s long-term debt obligations consist of the following (in thousands):

	Successor September 30, 2018	Predecessor December 31, 2017

Murabaha credit facility	$150,000	$150,000
APICORP bilateral term facility	50,000	-
SABB bilateral term facility	50,000	-
Term loan Ahli Bank	2,858	-
NBO loan $60,000	26,667	-
NBO loan $20,000	4,130	-
Less: unamortized debt issuance costs	(323)	(2,976)
Total loans and borrowings	283,332	147,024
Less: current portion of long term debt	16,368	-
Long-term debt, net unamortized debt issuance costs and excluding current installments	$266,964	$147,024

Murabaha credit facility

NPS entered into a syndicated Murabaha facility (the “NPS Murabaha Credit Facility”) for $150.0 million. Murabaha is an Islamic financing structure where a set fee is charged rather than interest. This type of loan is legal in Islamic countries as banks are not authorized to charge interest on loans, therefore banks charge a flat fee for continuing daily operations of the bank in lieu of interest.

The NPS Murabaha Credit Facility is from a syndicate of three commercial banks. The NPS Murabaha Credit Facility is repayable in quarterly installments ranging from $1.1 million to $57.9 million commencing from August 1, 2019, with the last installment due on May 28, 2025. The NPS Murabaha Credit Facility carries a stated interest rate of three months LIBOR plus a fixed profit margin of 3.25% per annum. The NPS Murabaha Credit Facility was partially secured by personal guarantee of one individual shareholder on a pro-rata basis with his shareholding percentage. Letters of awareness were executed by the corporate shareholders as credit support for the NPS Murabaha Credit Facility. Effective upon closing of the Business Combination, NESR executed guarantees of the borrowings outstanding and additional borrowings under the NPS Murabaha Credit Facility.

The NPS Murabaha Credit Facility contains certain covenants, which, among other things, require the maintenance of a total debt-to-total capitalization ratio, restrict certain merger transactions or the sale of all or substantially all of NPS’ assets or a significant subsidiary of NPS and limit the amount of NPS’ subsidiary indebtedness. Upon the occurrence of certain events of default, NPS’ obligations under the NPS Murabaha Credit Facility may be accelerated. Such events of default include payment defaults to lenders under the NPS Murabaha Credit Facility, covenant defaults and other customary defaults. As of September 30, 2018, NPS was in compliance with all of the credit facility’s covenants.

APICORP bilateral term facility of $50.0 million

NPS entered into a $50.0 million term loan facility on February 4, 2018 with Arab Petroleum Investors Corporation (“APICORP”) which was repaid on July 3, 2018.

A new bilateral term loan facility for $50.0 million was obtained from APICORP and fully drawn by the Company on July 3, 2018. This facility was obtained to support investments and general business purposes for a period of four years and is repayable in 16 equal quarterly installments of $3.1 million, commencing from September 3, 2018, with the last installment due on May 3, 2022. The facility carries a stated interest rate of three months LIBOR plus the fixed interest of 2.75% per annum. The Company has provided a corporate guarantee for the facility.

Costs incurred to obtain financing are capitalized and amortized using the effective interest method and netted against the carrying amount of the related borrowing.

The facility contains covenants which include, among others, certain financial ratios to be maintained at the NPS level, including a gearing ratio of 1.5:1. The gearing ratio is calculated as all of NPS’s debt divided by NPS’ total equity and debt.

SABB bilateral term facility of $50.0 million

On July 9, 2018, the Company’s subsidiary National Petroleum Technology Company (“NPT KSA”) entered into a Bilateral Term Loan Facility (the “NPT KSA Facility”) for Saudi Riyals (“SAR”) 187.5 million ($50.0 million), of which SAR 93.75 million ($25.0 million) was drawn on July 9, 2018 and second tranche of SAR 93.75 million ($25 million) was drawn down on August 27, 2018.

The NPT KSA Facility was obtained from Saudi Arabian British Bank (“SABB”) for a period of four years. The facility is repayable in 15 equal quarterly installments. For the drawn down amount of SAR 187.5 million ($50.0 million), quarterly installments of SAR 12.5 million ($3.3 million) are repayable commencing from September 9, 2018 with the last installment due on March 9, 2022.

The NPT KSA Facility carries a stated interest rate of three months Saudi Arabian Interbank Offered Rate (“SAIBOR”) plus the fixed interest of 2.75% per annum. SAIBOR is a daily reference rate, published by the Saudi Arabian Monetary Authority, based on the averaged interest rates at which Saudi banks offer to lend unsecured funds to other banks in the Saudi Riyal wholesale money market (or interbank market). Certain subsidiaries of NPS provided a corporate guarantee of the facility.

Costs incurred to obtain financing are capitalized and amortized using the effective interest method and netted against the carrying amount of the related borrowing.

The NPT KSA Facility contains covenants which include, among others, certain financial ratios to be maintained at NPT KSA level, including a gearing ratio of 3:1. The gearing ratio is calculated as all NPT KSA’s debt divided by the NPT KSA’s total equity and debt.

Term loan from Ahli Bank

GES has a term loan of $4.3 million from Ahli Bank. This balance is repayable with nine quarterly installment starting seven months from the first drawdown until December 2019 and carries interest at the rate 3 months LIBOR + 4% per annum. $2.9 million of this loan is outstanding at September 30, 2018. This term loan has covenants which include, among others, certain financial ratios to be maintained, including maintaining a minimum debt service coverage ratio of 1.25. Of the outstanding amount of 2.9 million, $1.0 million is included in long term debt and $1.9 million is included as short term.

NBO loans

GES has a bank term loan with National Bank of Oman (“NBO”) in the amount of $60.0 million (“Tranche A”). At September 30, 2018, the outstanding amount on the Tranche A was $26.7 million. Tranche A carries interest at the rate of LIBOR + 3.50% per annum and is repayable with quarterly installments, starting six months from the drawdown in 18 equal installments until September 2020. Of the outstanding amount of $26.7 million, $13.4 million is included in long term debt and $13.3 million is included as short term.

During 2017, GES obtained a new term loan facility from National Bank of Oman (“NBO”) in the amount of $20.0 million (“Tranche B”). $4.2 million of this loan was outstanding at September 30, 2018. Tranche B is repayable in equal quarterly installments starting 18 months from the first drawdown until June 2022. Of the outstanding amount of $4.2 million, $3.1 million is included in long term debt and $1.1million is included as short term.

Tranche A and Tranche B contain covenants which include, among others, certain financial ratios to be maintained by GES, which include maintaining a minimum debt service coverage ratio of 1.25.

Working capital funded facilities including overdraft, bill discounting and loan against trust receipts facility carry an interest equal to U.S. Dollar LIBOR for the applicable interest period, plus a margin of 3.50% per annum, and the bank overdraft carries an interest rate of LIBOR plus 3.5% subject to a floor level of 5%.

Other debt information

The maturities schedule presented below has been adjusted for the amendment to the facility agreement.

Scheduled principal payments of long-term debt for years subsequent to September 30, 2018 are as follows (in thousands):

2018	$13,884
2019	44,822
2020	43,390
2021	37,695
2022	30,448
Thereafter	113,093
$283,332